Exhibit 10.38

January 16, 2026

Re: Letter Agreement (“Letter Agreement”)

Dear Noteholder:

September 2024 Secured Note

Reference in this section is made to the Secured Note Agreement, dated September 3, 2024, as amended (the “September Agreement”), by and between Ondas Networks Inc., a Texas corporation (the “Company”) and Charles & Potomac Capital, LLC (“September Lender”), pursuant to which September Lender extended a line of credit to the Company in the amount of $1,500,000. Capitalized terms used but not defined in this section shall have the respective meanings set forth in the September Agreement.

Pursuant to Section 3(a) of the September Agreement, the Maturity Date of the Loan is January 15, 2026. The Company is requesting an extension of the Maturity Date of the Loan from January 15, 2026 to December 31, 2027.

April 2025 Secured Note

Reference in this section is made to the Secured Note Agreement, dated April 4, 2025, as amended (the “April Agreement”), by and between the Company and Ondas Holdings Inc. (“April Lender”), pursuant to which April Lender extended a loan the Company in the amount of $3,000,000. Capitalized terms used but not defined in this section shall have the respective meanings set forth in the April Agreement.

Pursuant to Section 3(a) of the April Agreement, the Maturity Date of the Loan is January 15, 2026. The Company is requesting an extension of the Maturity Date of the Loan from January 15, 2026 to December 31, 2027.

June 2025 Secured Note

Reference in this section is made to the Secured Note Agreement, dated June 27, 2025, as amended (the “June Agreement”), by and between the Company and Ondas Holdings Inc. (“June Lender”), pursuant to which June Lender extended a loan the Company in the amount of $3,000,000. Capitalized terms used but not defined in this section shall have the respective meanings set forth in the June Agreement.

Pursuant to Section 3(a) of the June Agreement, the Maturity Date of the Loan is January 15, 2026. The Company is requesting an extension of the Maturity Date of the Loan from January 15, 2026 to December 31, 2027.

September 2025 Secured Note

Reference in this section is made to the Secured Note Agreement, dated September 24, 2025, as amended (the “September 2025 Agreement”), by and between the Company and Ondas Holdings Inc. (“September 2025 Lender”), pursuant to which September 2025 Lender extended a loan the Company in the amount of $1,000,000. Capitalized terms used but not defined in this section shall have the respective meanings set forth in the September 2025 Agreement.

Pursuant to Section 3(a) of the September 2025 Agreement, the Maturity Date of the Loan is January 15, 2026. The Company is requesting an extension of the Maturity Date of the Loan from January 15, 2026 to December 31, 2027.

Ondas Networks Inc.

920 Stewart Drive, Suite 100, Sunnyvale, CA 94085

+1-888-350-9994 ■ www.ondas.com

November 2025 Secured Note

Reference in this section is made to the Secured Note Agreement, dated November 3, 2025, as amended (the “November Agreement”), by and between the Company and Ondas Holdings Inc. (“November Lender”), pursuant to which November Lender extended a loan the Company in the amount of $1,000,000. Capitalized terms used but not defined in this section shall have the respective meanings set forth in the November Agreement.

Pursuant to Section 3(a) of the November Agreement, the Maturity Date of the Loan is January 15, 2026. The Company is requesting an extension of the Maturity Date of the Loan from January 15, 2026 to December 31, 2027.

December 2025 Secured Note

Reference in this section is made to the Secured Note Agreement, dated December 22, 2025, as amended (the “December Agreement”), by and between the Company and Ondas Holdings Inc. (“December Lender”), pursuant to which December Lender extended a loan the Company in the amount of $2,000,000. Capitalized terms used but not defined in this section shall have the respective meanings set forth in the December Agreement.

Pursuant to Section 3(a) of the December Agreement, the Maturity Date of the Loan is January 15, 2026. The Company is requesting an extension of the Maturity Date of the Loan from January 15, 2026 to December 31, 2027.

If the extension of the Maturity Dates to December 31, 2027 is acceptable, please agree and acknowledge this Letter Agreement.

We appreciate your continued support.

Sincerely,

ONDAS NETWORKS INC.

By:	/s/ Neil Laird
Name:	Neil Laird
Title:	Chief Financial Officer

Agreed to and acknowledged by:

CHARLES & POTOMAC CAPITAL, LLC

By:	/s/ Phil Rehkemper
Name:	Phil Rehkemper

ONDAS HOLDINGS INC.

By:	/s/ Neil Laird
Name:	Neil Laird
Title:	Chief Financial Officer

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